UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 06, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Heckler & Koch AG Investment

As part of ongoing efforts of Nuburu, Inc. (the “Company,” “we,” “us,” or “our”) to invest in assets to build out its Defense & Security Platform, on February 6, 2026, we entered into a Securities Purchase Agreement (the “H&K Acquisition Agreement”) with Brick Lane Capital Management Limited (“Brick Lane”) pursuant to which we acquired from Brick Lane 295,000 shares (or approximately 0.8% of the outstanding common shares) of Heckler & Koch AG (“H&K”), a leading manufacturer of small firearms for NATO and EU countries whose shares are listed on Euronext Paris under the ticker MLHK, for an aggregate purchase price of $15,000,000, which was paid by Subordinated Convertible Note (the “H&K Acquisition Note”). The H&K Acquisition Note bears no interest except in the event of a default, has a March 19, 2027 maturity date, and is convertible for $0.1515 per share, which was the closing volume-weighted average price on the day prior to the execution date of the H&K Acquisition Agreement. Conversion of the note is limited in the event stockholder approval or an increase in authorized shares is required, or when conversion would result in Brick Lane and its affiliates beneficially owning more than 9.9% of our then outstanding shares of Common Stock. The H&K Acquisition Note is subordinate to (i) the currently outstanding Series A Preferred Stock, solely with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and (ii) the outstanding debenture issued to YA II PN, LTD in December of 2025. We are also required to file a registration statement for the resale of shares of common stock issuable upon conversion of the H&K Acquisition Note, which we anticipate will occur in April.

Transfer of Outstanding Preferred Stock

As part of our ongoing efforts to eliminate liabilities and return to compliance with NYSE stockholder equity requirements, on February 6, 2026, we entered into an exchange agreement with Indigo Capital LP (“Indigo”), pursuant to which we agreed to issue a pre-funded warrant (the “Indigo Warrant”) in exchange for the transfer of 844,938 shares of our Series A Preferred Stock held by Indigo into our treasury (the “Exchange Agreement”). The number of shares of Common Stock issuable under the Indigo Warrant (55,771,485) for a nominal exercise price of $0.0001 per share was determined using the closing volume-weighted average price on the day prior to the execution date of the Exchange Agreement. In accordance with the terms of the Indigo Warrant, we may not issue or sell any shares of common stock to Indigo under the Indigo Warrant which would result in Indigo and its affiliates beneficially owning more than 4.99% of the then outstanding shares of common stock. The Indigo Warrant is exercisable immediately for three years until February 6, 2029.

Orbit Amendment

As previously disclosed, on October 31, 2025, we, our subsidiary Nuburu Defense, LLC, Alessandro Zamboni, and Vanguard Holdings S.r.l. (“Vanguard”), a newly-formed Italian limited liability company wholly owned by Alessandro Zamboni, entered into a Sale, Purchase and Investment Agreement (the “Orbit Agreement”) for the sale of all of the ownership interests in Orbit S.r.l. (“Orbit”) to Nuburu Defense (the “Orbit Acquisition”). Nuburu Defense will acquire all outstanding capital stock of Orbit from Vanguard for an aggregate purchase price of $12.5 million, consisting of $3.75 million in cash (which has already been paid) and $8.75 million in securities (the “Orbit Consideration”).

Subject to obtaining stockholder approval as required by NYSE American rules and the terms of the Orbit Agreement, we agreed to pay the non-cash portion of the Orbit Consideration in the amount of $8.75 million, by December 31, 2026, in the form of convertible preferred shares. On February 9, 2026, the parties to the Orbit Agreement entered into an amendment to issue 50,000,000 shares of Common Stock in lieu of the obligation to issue preferred shares (the “Amendment”).

Since Orbit is wholly owned by Alessandro Zamboni, our Executive Chairman and Co-Chief Executive Officer, indirectly through Vanguard, the Orbit Acquisition constitutes a related party transaction under U.S. securities laws and, as a result, the Orbit Acquisition, Orbit Agreement, and Amendment have been reviewed and approved by our independent directors and our Audit Committee.

Item 2.01 Completion of Acquisition or Disposition of Assets

The description in Item 1.01 is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description in Item 1.01 is incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities

The description in Item 1.01 is incorporated by reference.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the ability to meet NYSE American listing standards; (2) the impact of the loss of the Company’s patent portfolio through foreclosure; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions, including its recent acquisitions of interests in Tekne, Orbit and Lyocon; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	February 12, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer